SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):
                       July 22, 1997 (July 22, 1997)


                        NORFOLK SOUTHERN CORPORATION
           (Exact name of Registrant as specified in its charter)


      Virginia                    1-8339                   52-1188014
 (State of Incorporation)    (Commission File No.)      (IRS Employer
                                                        Identification No.)


                           Three Commercial Place
                        Norfolk, Virginia 23510-2191
                  (Address of principal executive offices)


                               (757) 629-2600
                      (Registrant's telephone number)


                                 No Change
       (Former name or former address, if changed since last report)



Item 5.        Other Events.

                      On July 22, 1997, the Board of Directors of Norfolk
               Southern Corporation (the "Corporation") approved a 3-for-1 split of the Corporation's Common Stock, the only outstanding class of equity security of the Corporation; the split does not require stockholder approval. The split is to be effective at the close of business on the date (now anticipated to be September 5, 1997) of issuance by the Virginia State Corporation Commission of its related Certificate of Amendment to the Corporation's Restated Articles of Incorporation. The effective date of that Certificate also will be the record date for the split.

                      A copy of the Restated Articles of Incorporation
               reflecting the amendment will be filed as Exhibit
               3(a) to the Corporation's quarterly report on Form 10-Q for the quarter in which the amendment is effective.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  Exhibits

               99 Copy of the Registrant's press release, dated July 22, 1997, concerning announcement by its Board of Directors to split Registrant's Common Stock on a 3-for-1 basis.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 22, 1997


                                             NORFOLK SOUTHERN CORPORATION
                                                       (Registrant)



                                             By: /s/ DEZORA M. MARTIN
                                                 Dezora M. Martin
                                                 Corporate Secretary



                               EXHIBIT INDEX

        Exhibit
        Number                 Description

        99 Copy of the Registrant's press release, dated July 22, 1997, concerning announcement by its Board of Directors to split Registrant's Common Stock on a 3-for-1 basis.